TRANSITION AGREEMENT

This Transition Agreement (this “Agreement”) is made effective as of August 13, 2013 (the “Effective Date”) by and among MR. ERIK J. COOPER, individually (“Cooper”), MR. ERIC CLICK, individually (“Click”), MR. THOMAS P. MEOLA, individually, TAILOR MADE BUSINESS SOLUTIONS, PLLC (“Tailor”)(“Tailor, and together with Meola, Cooper and Click, the “Separating Parties”), on the one hand, and DR. MICHAEL BLUMHOFF, individually (“Blumhoff”), and CAPITAL GROUP HOLDINGS, INC., a Minnesota corporation (the “Company”), on the other hand. All aforementioned parties are referred to herein, from time to time, collectively, as the “Parties”.

WITNESSETH

WHEREAS, the Separation Parties are officers and/or directors of the Company;

WHEREAS, the Separation Parties will resign their positions as officers  and directors of the Company, including in exchange for the compensation and other consideration set forth in this Agreement; and

WHEREAS, in consideration for (i) the Company’s payment to the Separation Parties as provided herein at the Closing (as defined in Section 2 below), (ii) the resignation of the Separation Parties as officers and directors of the Company, its subsidiaries and its affiliates at the Closing, (iii) the return by certain of the Separation Parties of certain shares of common stock of the Company, and (iv) the mutual releases as provided herein, the Parties now desire to release each other  from any and all obligations, including the employment agreements of the Separation Parties and the termination thereof, as provided for herein.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, including the covenants contained herein, the receipt and sufficiency of which is hereby expressly acknowledged, the undersigned agree as follows:

1. Capitalized  Terms.       Capitalized terms used herein shall have the meanings ascribed to such terms in the abbreviated definitions set forth herein.

2. Consideration.    As        consideration (the “Consideration”)  for  this Agreement, the Parties shall provide the following payments and other consideration set forth below:

2.1 Closing Payments To Separation Parties. The Company shall pay the Separation Parties at Closing (the “Closing Payment”) the amounts set forth below on or before the date (the “Closing Date”) which is not more than three (3) business days after the Effective Date:

Separation Party                                                                                     Amount

Erik J. Cooper                                                                                         $16,666

Eric Click                                                                                                  $12,500

Thomas P. Meola                                                                                   $16,500
(through Tailor Made Business Solutions, PLLC)

The Closing Payment shall be funded by a loan from One Health Urgent Care, Inc. to the Company. The occurrence of the transactions contemplated herein on the Closing Date shall be defined as the “Closing”. The Closing shall occur at the offices of the Company at a time designated by the Parties and their counsel.

2.2 Additional Payments To Separation Parties. In addition to the above-described Closing Payment, the Company shall pay the amounts set forth below (each, an “Additional Payment” and collectively, the “Additional Payments”) to Cooper and Click in accordance with the payment schedule set forth below:

(i) Payments  To  Cooper.                                        Two  (2)  additional  payments  to Cooper, one payment of $16,666 (funded by a loan from Blumhoff to the Company) payable on the 60-day anniversary of the Closing Date and another payment of $20,833.32 (funded by a loan from One Health Urgent Care, Inc. to the Company) payable on the 90-day anniversary of the Closing Date, totaling $37,499.32.

(ii) Payments To Click. Two (2) additional payments of $12,500 to Click, one payment of $12,500 (funded by a loan from One Health Urgent Care, Inc. to the Company) payable on the 60-day anniversary of the Closing Date and another payment of $12,500 (funded by a loan from One Health Urgent Care, Inc. to the Company) payable on the 90-day anniversary of the Closing Date, totaling $25,000.

(iii) Payments to Meola and/or Tailor.                                                             In the event that the Company requires any services to be performed by Meola and/or Tailor beyond September 1, 2013, other than conduct or services which Meola and/or Taylor are otherwise required to perform under Paragraph 4 and 9 hereof, the Company agrees to pay Meola and/or Tailor in accordance with the contract and/or employment agreement between the Company and Meola and/or Tailor. However, in no event, shall the Company require Meola to perform any services for the Company after September 8, 2013.

2.3          Satisfaction Of Company Obligations To Separation Parties; Deferred Compensation. The above amounts set forth in Sections 2.1 and 2.2 represent monthly cash compensation payable by the Company to the Separation Parties under their respective employment agreements with the Company (the “Employment Agreements”). The Separation Parties receipt of the Closing Payment and Additional Payment(s) shall constitute satisfaction in full of any outstanding payment obligations of the Company and/or Blumhoff to any of the Separation Parties under the Employment Agreements, any contract, or otherwise. The Parties expressly acknowledge and agree that the Company carries on its books certain sums of deferred compensation (the “Deferred Compensation”) to some or all of the Separation Parties. By signing and delivering this Agreement, and upon payment of the Closing Payment and Additional Payments, the Separation Parties will forgive and release the Company and Blumhoff from its payment obligations with respect to the Deferred Compensation.

3. Return Of Stock. Cooper acknowledges and warrants that he has delivered to the Company’s SEC counsel Two Million (2,000,000) shares of Common Stock of the Company which is duly endorsed with a gold medallion signature guarantee. These Two Million Shares shall be delivered to Blumhoff by the Company at the Closing.  In addition, Meola and/or Tailor shall deliver to the Company stock certificate(s) in his/its possession for Two Million (2,000,000) shares of Common Stock of the Company.

4. Turnover Of Books, Records and Accounts. The Separation Parties shall deliver all books, record and accounts of the Company, including SEC, computer and laptop passwords and codes, contact lists, corporate minutes book(s), accounting records, documents and correspondence. By signing this Agreement, each Separation Party expressly understands and agrees that he is no longer a signatory on any bank account of the Company or its affiliates or subsidiaries (including, without limitation, One Health Urgent Care, Inc., Alliance Urgent Care, LLC and Alliance Urgent Care, PLLC) and covenants and agrees to sign such documentation, as may be required by any bank of the Company, its subsidiaries or affiliates, necessary to remove himself as a signatory on all bank accounts, including physically visiting the bank and signing documents required by the bank within two (2) business days after the Closing Date as necessary.

5. Resignations.    Each of the Separation Parties and the directors of the board of directors of the Company, other than Blumhoff and Mr. Noel Guillama, shall execute and deliver a resignation letter substantially in the form attached hereto as Exhibit “5”.

6. Written Consent Of Board Of Directors.     Blumhoff shall execute and deliver to the Company a Unanimous Written Consent of Directors of the Company Taken Without A Meeting dated as of the Closing Date appointing the new officers and directors of the Company, including himself.

        7. Acknowledgement.     Each of the Separation Parties, Blumhoff and the Company acknowledges and agrees that (i) the Separation Parties’ receipt of the Closing Payment and the Additional Payments shall constitute satisfaction in full of any outstanding obligations of the Company to any of the Separation Parties (including to Tailor Made Business Solutions, PLLC) under any contract or the Employment Agreements, or otherwise, and (ii) upon the Parties’ receipt of the Consideration identified herein, the Separation Parties and the Company shall have no further obligations to each other in connection with the Employment Agreements, the Deferred Compensation, accrued costs, or otherwise, except as expressly contemplated under this Agreement.   The Separation Parties shall have no liability, whether recourse or non-recourse, with respect to any further issues related to the Company or Blumhoff, as the Parties expressly understand, covenant and agree that the scope of this Agreement covers, without limitation, both recourse and non-recourse liability.

8. Individual Liability.    The obligations of each Party are individual and separate. No individual Party shall be obligated, responsible or liable for the obligations of any other Party, except that Blumhoff shall exercise commercially reasonable efforts to ensure that the Company satisfies its obligations under this Agreement.

9. Cooperation.    Each of the Separation Parties agrees to reasonably cooperate with the Company and its agents during the 90-day period after the Closing Date, to the extent possible and legally permitted, with the sole exception of Meola (and Tailor) who agrees to cooperate only until September 8, 2013 and in connection with the Company’s June 30, 2013 fiscal year end audit and preparations of the June 30, 2013 Fiscal Year End Annual Report (the “Annual Report”).  The Company warrants that it will exercise its best efforts to timely prepare and file the Annual Report.  The Company acknowledges and agrees that it is the responsibility of the Company to timely prepare and file, to the extent possible, the Annual Report, with the express acknowledgement, understanding, agreement and recognition by all Parties that the Company cannot control the actions, inactions or omissions of third parties involved in the audit process, including its independent auditors.

10. Conditions  To  The  Separation  Parties’  Obligations.    The Separation Parties’ agreement to accept the Closing Payment and Additional Payments in exchange for satisfaction of any obligations of the Company, and the Company’s obligation to provide this Agreement, are subject to the satisfaction of each of the conditions set forth below:

10.1 Accuracy Of Representations And Warranties. All representations and warranties of the Company and Blumhoff contained in this Agreement shall be true and correct in all respects as of the Closing Date.

10.2 Performance Of Covenants. The Company and Blumhoff shall have performed and complied with all covenants and agreements required by this Agreement to be performed or complied with by them, including, without limitation, the timely payment and delivery of the Closing Payment and the Additional Payments.

11. Conditions To The Company’s Obligations. The Company’ agreement to make the Closing Payment and Additional Payments to the Separation Parties is subject to the satisfaction of each of the conditions set forth below:

11.1 Accuracy Of Representations And Warranties. All representations and warranties of the Separation Parties contained in this Agreement shall be true and correct in all respects as of the Closing Date.

11.2 Performance Of Covenants. The Separation Parties shall have performed and complied with all covenants and agreements required by this Agreement to be performed or complied with by them.

12. Representations and Warranties. The Parties represent, warrant, and agree with each other as follows:

12.1 Independent Legal Counsel. Each Party has received or had the opportunity to receive independent legal advice from attorneys of his, her, or its choice with respect to the advisability and effect of entering into this Agreement and the releases provided for herein.

12.2 Other Representations. Except as expressly stated in this Agreement, no Party has made any statement or representation to any other Party regarding any fact, which statement or representation is relied upon by any other Party in entering into this Agreement. In connection with the execution of this Agreement or the negotiating of the terms provided for herein, no Party to this Agreement has relied upon any statement, representation or promise of any other Party not expressly contained herein.

12.3 Other Agreements. There are no other agreements or understandings between the Parties relating to the matters and releases referred to in this Agreement.

12.4 Valid And Binding. This Agreement has been duly and validly authorized, executed, and delivered by the Parties, and no other action is required for the valid and binding execution, delivery and performance of this Agreement by the Parties. No consents or waivers of or by any third party are necessary to permit the consummation by the Parties of the transactions contemplated pursuant to this Agreement. No Party has executed this Agreement, or any document required to be executed pursuant to this Agreement, under any duress, under pressure, or fraud and the Party is legally and equitably bound by the express terms, representations, warranties, covenants, and conditions contained herein.

12.5 Investigation. All Parties have made such investigation of the facts pertaining to the releases contained herein as they deem necessary.

12.6 Negotiation. The terms of this Agreement are contractual and are the result of negotiation among the Parties.

12.7 Review. This Agreement has been carefully read by each of the Parties and the contents thereof are known and understood by each of the Parties. This Agreement is signed freely and voluntarily by each party executing it, with the requisite power and authority to do so.

12.8 No Breach Or Violation. The execution, delivery and performance of this Agreement by the Company does not, and the consummation of the transactions contemplated hereby will not, (a) result in a breach of or default under any agreement to which the Company or any of them is a party or by which the Company or any of them is bound, or (b) violate any law, regulation, permit, license, authorization, franchise, approval, judgment, order, injunction, decree or award of any court, arbitrator, administrative agency or governmental body.

13.	Release Of Claims.

13.1 General Release Of All Known And Unknown Claims Against The Separation Parties By The Company And Blumhoff. The Company and Blumhoff, and all those claiming through them or on their behalf, including, but not limited to, trustees, officers, directors, owners, shareholders, parents, subsidiaries, affiliates, members, partners, managers, employees, representatives, clients, attorneys, agents, spouses (current or former), successors, or assigns, hereby release, acquit, relieve and forever discharge the Separation Parties, including their trustees, officers, directors, owners, shareholders, parents, subsidiaries, affiliates, members, partners, managers, employees, representatives, clients, attorneys, agents, spouses (current or former), successors, or assigns from and covenant not to directly or indirectly sue for or otherwise assert against the Separation Parties, in any forum, any and all claims, rights, actions, complaints, demands, causes of action, obligations, promises, contracts, agreements, controversies, suits, debts, expenses, damages, attorneys’ fees, costs, and/or liabilities of any nature whatsoever, whether or not now known, suspected or claimed, matured or unmatured, fixed or contingent, which the Company and Blumhoff had, now have, or may claim to have against the Separation Parties (either directly or indirectly), arising out of, or related to, the Separation Parties’ employment or affiliation with the Company, or any act, event, occurrence, or matter whatsoever, and/or the relationship and/or alleged relationship between any of the Separation Parties on the one hand and the Company and Blumhoff on the other hand with regard to the subject matters herein, or otherwise. However, nothing in this section releases the obligations of any of the Separation Parties provided for under this Agreement.

13.2 General Release Of All Known And Unknown Claims Against The Company And Blumhoff By The Separation Parties. The Separation Parties, and all those claiming through them or on their behalf, including, but not limited to, trustees, officers, directors, owners, shareholders, parents, subsidiaries, affiliates, members, partners, managers, employees, representatives, clients, attorneys, agents, spouses (current or former), successors, or assigns, hereby release, acquit, relieve and forever discharge the Company and Blumhoff, including their trustees, officers, directors, owners, shareholders, parents, subsidiaries, affiliates, members, partners, managers, employees, representatives, clients, attorneys, agents, spouses (current or former), successors, or assigns from, and covenant not to directly or indirectly sue for or otherwise assert against the Company and/or Blumhoff in any forum, any and all claims, rights, actions, complaints, demands, causes of action, obligations, promises, contracts, agreements, controversies, suits, debts, expenses, damages, attorneys’ fees, costs, and/or liabilities of any nature whatsoever, whether or not now known, suspected or claimed, matured or unmatured, fixed or contingent, arising out of, or related to, the Separation Parties’ employment or affiliation with the Company, or any act, event, occurrence, or matter whatsoever, with regard to the subject matters herein, or otherwise. However, nothing in this section releases the obligations of the Company and/or Blumhoff provided for under this Agreement.

13.3 Indemnification Of The Separation Parties. The Company, and all those claiming through it or on its behalf, including, but not limited to, trustees, officers, directors, owners, shareholders, parents, subsidiaries, affiliates, members, partners, managers, employees, representatives, clients, attorneys, agents, spouses (current or former), successors, or assigns, shall indemnify, defend and hold harmless, the Separation Parties including, but not limited to, trustees, officers, directors, owners, shareholders, parents, subsidiaries, affiliates, members, partners, managers, employees, representatives, clients, attorneys, agents, spouses (current or former), successors, or assigns from any and all claims, rights, actions, complaints, demands, causes of action, obligations, promises, contracts, agreements, controversies, suits, debts, expenses, damages, attorneys’ fees, costs, award, order, judgment and/or liabilities of any nature whatsoever, whether or not now known, suspected or claimed, matured or unmatured, fixed or contingent, which the Company had, now has, or may claim to have against the Separation Parties (either directly or indirectly), arising out of, or related to, the Separation Parties’ employment or affiliation with the Company; for any act, event, occurrence, or matter whatsoever; and/or in respect to the relationship and/or alleged relationship between any of the Separation Parties, on the one hand, and the Company, on the other hand, with regard to the subject matters herein; for any and all claims, demands or the like by third parties who are not signatories to this Agreement; and except for those acts that may be adjudged to be embezzlement, fraud or any criminal act against the Company.

14. Agreement Effective Notwithstanding Subsequent Discovery Of Different Facts. Each of the Parties acknowledge that they may hereafter discover facts different from or in addition to those they now know or believe to be true with respect to the claims, demands, causes of action, defenses, obligations, damages, and liabilities of any nature whatsoever that are the subject of the releases set forth in this Agreement, and they assume the risk of the possible discovery of additional or different facts. This Agreement remains effective in all respects regardless of the discovery of such additional or different facts. Each Party hereby knowingly and voluntarily waives the provisions of any statute, law or rule which contravenes the intent and purpose of this Agreement. The Parties each, expressly acknowledge, understand and agree that they waive, release and discharge all of their existing rights to any relief of any kind, known and unknown, from the other Party, including all claims that arise out of or relate to the Separation Parties’ employment with the Company and affiliation with the Company, all claims to consideration, compensation, rights or benefits under the Employment
Agreements, the Fair Labor Standards Act, the National Labor Relations Act, the Arizona Civil Rights Act, the Arizona wage payment laws, the Arizona Employment Protection Act, the Arizona open meeting laws, and all claims that the Company engaged in conduct prohibited under any federal, state or local statute, rule or ordinance.

15. Non- Disparagement. Except as may be required by law, court order or legal, administrative or regulatory process, neither the Company and/or Blumhoff, on the one hand, nor any of the Separating Parties, on the other hand, nor any director, officer, employee, agent or affiliate acting on either of their behalves, shall communicate anything to disparage, discredit, defame, degrade, deride, impugn the competence or integrity of, discredit, slander, deprecate, derogate, or otherwise malign the other Parties or any officer, director, employee of affiliate thereof. This provision is an essential part of this Agreement.

16.	Additional And Miscellaneous Provisions.

16.1 Disclaimer Of Liability. Nothing in this Agreement or any related document shall be construed as an express or implied admission or acknowledgment by any Party of any liability to any other Party or to any other person, all such liability being expressly denied. The Parties to this Agreement agree that this Agreement is the result of a compromise.

16.2 Governing Law. All questions with respect to the construction of this Agreement and the rights and liabilities of the Parties hereunder shall be governed by the internal laws of the State of Arizona in effect as of the date hereof without regard to principles of conflicts of laws.

16.3 Successors And Assigns. This Agreement shall bind and inure to the benefit of the Parties hereto and their respective successors, assigns, affiliates, spouses, heirs, administrators, executors and conservators.

16.4 Attorneys' Fees. Should any action or other proceeding be necessary to enforce any of the provisions of this Agreement the prevailing party will be entitled to recover its actual attorneys' fees and costs incurred in each and every action or proceeding, including any and all appeals or petitions therefrom.

16.5 Waiver Of Terms. A waiver of any term or condition of this Agreement will not be deemed to be, and may not be construed as, a waiver of any other term or condition hereof.

16.6 Form 8-K. The Parties shall jointly prepare and the Company shall  thereafter  issue  a  Form  8-K  describing  the  material  facts  underlying  this
Agreement and file it with the Securities and Exchange Commission within four (4) business days after the Closing Date.

16.7 Legal Representation. Each Party warrants and represents that in executing this Agreement, such Party has relied on legal advice from the attorney of his or its choice, that the terms of this Agreement and its consequences have been completely read and explained to such Party by said attorneys, and that such Party fully understands the terms of this Agreement, or that such Party has had the opportunity to obtain independent legal advice and has declined to exercise his or its right to do so.

16.8 No Assignment Or Transfer. Each Party to this Agreement represents and warrants that he or it has not assigned, transferred or purported to assign or transfer, in whole or in part, any interest in any of the rights and claims that are the subject of this Agreement.

16.9 No Amendment. This Agreement cannot be amended or modified in any respect, except by a written instrument executed by all Parties to this Agreement.

16.10 Construction. All Parties to this Agreement shall be deemed to have participated in drafting this Agreement and it shall not be construed against any of them.

16.11 Entire Agreement. This Agreement contains the entire agreement between the Parties to this Agreement. All prior oral and written agreements, including (without limitation) the Employment Agreements and the Company’s contract with Tailor Made Business Solutions, PLLC, are expressly terminated and superseded hereby and are of no further force and effect. The terms of this Agreement are contractual and not mere recitals.

16.12 Further Assurances. The Parties to this Agreement agree to and will cooperate fully with each other in the performance of this Agreement and will execute such additional agreements, documents or other instruments as may reasonably be required to carry out the intent of this Agreement, including, as necessary, physically visiting the Company’s banking branches to ensure that the Separation Parties are removed from the Company’s bank accounts. This Agreement includes an obligation of good faith in its performance, construction and interpretation.

16.13 Headings. The captions and headings used in this Agreement are for convenience only and do not in any way limit, amplify, or otherwise modify the provisions of this Agreement.
16.14 Counterparts. This Agreement may be executed in counterparts, which, taken together, shall constitute one and the same agreement and shall be effective, as of the Effective Date, when signed by all of the parties hereto.

16.15 Public Reporting Under The 1934 Securities Exchange Act. Blumhoff agrees to exercise his best efforts after the Closing to ensure that: (i) the Company continues to file reports with the Securities and Exchange Commission in a timely manner, including its annual report due in 2013; (ii) the Company implements adequate accounting controls as appropriate for a fully-reporting public issuer; and (iii) prepares a budget to address its outstanding accounts payable and general and administrative expenses.

16.16 Dismissal Of Action. On or before the Closing Date, the Company and the Separating Parties shall dismiss, with prejudice, Capital Group Holdings, Inc. v. R. Michael Blumhoff, Jr., M.D., County of Maricopa Case Number CV2013-010690 (August 8, 2013).

THE PARTIES UNDERSTAND THAT UPON SIGNING BELOW, THIS DOCUMENT WILL BECOME A LEGALLY ENFORCEABLE AGREEMENT UNDER WHICH THEY WILL BE GIVING UP RIGHTS AND CLAIMS THEY MAY HAVE ON THE TERMS STATED IN THIS AGREEMENT.

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IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.

“COMPANY”

Capital Group Holdings, Inc.

/s/ Erik J. Cooper

Erik J. Cooper
Chief Executive Officer “BLUMHOFF”

/s/ Michael Blumhoff, M.D.

Michael Blumhoff, M.D., individually

“SEPARATION PARTIES”

/s/ Erik J. Cooper

Erik J. Cooper, individually

/s/ Eric Click

Eric Click, individually

/s/ Thomas P Meola

Thomas P. Meola, individually and as Member of Tailor Made Business Solutions, PLLC

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AGREED AS TO FORM:

/s/ Martin R. Galbut, Esq.

Martin R. Galbut, Esq. Galbut & Galbut, P.C.
Counsel for Capital Group Holdings, Inc.

/s/ Blair Krueger, Esq.

Blair Krueger, Esq.
The Krueger Group, LLP       Counsel for Michael Blumhoff, M.D
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